              JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

                           LIMITED POWER OF ATTORNEY

     Each  of  the  undersigned, as directors of Jackson National Life Insurance
Company  of  New  York  ("Jackson of NY"), constitute and appoint Mark D. Nerud,
Gerard A.M. Oprins, Susan S. Rhee, and Steven J. Fredricks, officers of the "JNL
Funds,"  each of them individually, as his attorneys-in fact, each with power of substitution, in any and all capacities, to sign any regulatory flings under the
Securities  Act  of 1933, as amended, and/or the Investment Company Act of 1940, as  amended,  and to file the same, with exhibits thereto and other documents in connection  therewith,  with the U.S. Securities and Exchange Commission and all appropriate  state  or  federal  regulatory  authorities  for  the Jackson of NY insurance  company separate accounts.  This instrument may be executed in one or more  counterparts.

     IN  WITNESS  WHEREOF,  the  undersigned have executed this Limited Power of
Attorney  as  of  February  21,  2014.

/s/  Gregory P. Cicotte
-----------------------
Gregory P. Cicotte
Chairman and Director

/s/  Herbert  G.  May  III
--------------------------
Herbert  G.  May  III
Chief  Administrative  Officer  and  Director

/s/ Michael A. Costello
-----------------------
Michael A. Costello
Senior Vice President, Treasurer and Director

/s/ Julia A. Goatley
--------------------
Julia  A.  Goatley
Senior  Vice  President,  Chief  Compliance  and  Governance  Officer, Assistant
Secretary  and  Director

/s/ Thomas P. Hyatte
--------------------
Thomas  P.  Hyatte
Senior  Vice  President,  Chief  Risk  Officer  and  Director

/s/ Thomas J. Meyer
-------------------
Thomas  J.  Meyer
Senior  Vice  President,  General  Counsel,  Secretary  and  Director

/s/ John H. Brown
-----------------
John  H.  Brown
Vice  President  and  Director

/s/ Laura L. Hanson
-------------------
Laura L. Hanson
Vice President and Director

/s/ John C. Colpean
-------------------
John  C.  Colpean
Director

/s/ Donald T. DeCarlo
---------------------
Donald  T.  DeCarlo
Director

/s/ Donald B. Henderson, Jr.
----------------------------
Donald  B.  Henderson,  Jr.
Director

/s/ David L. Porteous
---------------------
David  L.  Porteous
Director

/s/ Gary H. Torgow
------------------
Gary  H.  Torgow
Director